                                                                    Exhibit 99.2

                  HCC Insurance Holdings, Inc. and Subsidiaries

                                    ---------

                      Condensed Consolidated Balance Sheets

                                    --------

                                                                                    June 30, 2001        December 31, 2000
                                                                                --------------------  -----------------------
                                                                                     (Unaudited)
ASSETS

Investments:
   Fixed income securities, at market
      (cost:  2001 $461,837,000; 2000 $422,821,000 )                            $      474,059,000     $     433,844,000
   Marketable equity securities, at market
      (cost:  2001 $10,452,000; 2000 $8,896,000)                                        11,197,000             6,282,000
   Short-term investments, at cost, which approximates market                          242,044,000           263,805,000
   Other investments, at cost, which approximates fair value                             7,527,000             7,182,000
                                                                                ---------------------  ---------------------
      Total investments                                                                734,827,000           711,113,000

Cash                                                                                     4,298,000            13,991,000
Restricted cash and cash investments                                                   131,583,000           101,738,000
Premium, claims and other receivables                                                  638,470,000           586,721,000
Reinsurance recoverables                                                               842,823,000           789,412,000
Ceded unearned premium                                                                 109,844,000           114,469,000
Ceded life and annuity benefits                                                         84,505,000            86,760,000
Deferred policy acquisition costs                                                       38,925,000            39,108,000
Property and equipment, net                                                             39,394,000            39,438,000
Goodwill                                                                               260,367,000           266,015,000
Other assets                                                                            11,666,000            18,995,000
                                                                                ---------------------  ---------------------
      TOTAL ASSETS                                                              $    2,896,702,000     $   2,767,760,000
                                                                                =====================  =====================

LIABILITIES

Loss and loss adjustment expense payable                                        $    1,001,384,000     $     944,117,000
Life and annuity policy benefits                                                        84,505,000            86,760,000
Reinsurance balances payable                                                           107,725,000           130,746,000
Unearned premium                                                                       205,829,000           190,550,000
Deferred ceding commissions                                                             26,096,000            30,013,000
Premium and claims payable                                                             646,853,000           594,852,000
Notes payable                                                                           53,456,000           212,133,000
Accounts payable and accrued liabilities                                                44,022,000            47,659,000
                                                                                ---------------------  ---------------------
      Total liabilities                                                              2,169,870,000         2,236,830,000

SHAREHOLDERS' EQUITY

Common stock, $1.00 par value; 250,000,000 shares authorized;
  (shares issued and outstanding: 2001 59,025,813;
   2000 51,342,006)                                                                     59,026,000            51,342,000
Additional paid-in capital                                                             354,034,000           196,999,000
Retained earnings                                                                      306,250,000           277,876,000
Accumulated other comprehensive income                                                   7,522,000             4,713,000
                                                                                ---------------------  ---------------------
      Total shareholders' equity                                                       726,832,000           530,930,000
                                                                                ---------------------  ---------------------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                $    2,896,702,000     $   2,767,760,000
                                                                                =====================  =======================

                  HCC Insurance Holdings, Inc. and Subsidiaries

                                    --------

                  Condensed Consolidated Statements of Earnings

                                   (Unaudited)

                                    --------

                                                                                       For the six months ended June 30,
                                                                                         2001                   2000
                                                                                ---------------------  ---------------------
REVENUE

Net earned premium                                                              $      155,609,000     $      135,010,000
Management fees                                                                         29,635,000             53,809,000
Commission income                                                                       24,792,000             25,696,000
Net investment income                                                                   20,508,000             18,195,000
Net realized investment loss                                                              (360,000)            (4,372,000)
Other operating income                                                                   5,464,000             14,556,000
                                                                                ---------------------  ---------------------
      Total revenue                                                                    235,648,000            242,894,000

EXPENSE

Loss and loss adjustment expense                                                        96,969,000           101,941,000

Operating expense:
   Policy acquisition costs, net                                                        12,253,000             15,502,000
   Compensation expense                                                                 35,466,000             43,376,000
   Other operating expense                                                              27,540,000             27,999,000
                                                                                ---------------------  ---------------------
      Net operating expense                                                             75,259,000             86,877,000

Interest expense                                                                         5,161,000             10,336,000
                                                                                ---------------------  ---------------------
      Total expense                                                                    177,389,000            199,154,000
                                                                                ---------------------  ---------------------
      Earnings before income tax provision                                              58,259,000             43,740,000

Income tax provision                                                                    22,823,000             17,156,000
                                                                                ---------------------  ---------------------
      Earnings before cumulative effect of accounting change                            35,436,000             26,584,000

Cumulative effect of accounting change, net of
    deferred tax effect of $1,335,000                                                           --             (2,013,000)
                                                                                ---------------------  ---------------------
     NET EARNINGS                                                               $       35,436,000     $       24,571,000
                                                                                =====================  =====================
BASIC EARNINGS PER SHARE DATA:

Earnings before accounting change                                               $             0.63     $             0.53
Cumulative effect of accounting change                                                          --                  (0.04)
                                                                                ---------------------  ---------------------

     NET EARNINGS                                                               $             0.63     $             0.49
                                                                                =====================  =====================
Weighted average shares outstanding                                                     56,374,000             50,462,000
                                                                                =====================  =====================
DILUTED EARNINGS PER SHARE DATA:

Earnings before accounting change                                               $             0.61     $             0.52
Cumulative effect of accounting change                                                          --                  (0.04)
                                                                                ---------------------  ---------------------
     NET EARNINGS                                                               $             0.61     $             0.48
                                                                                =====================  =====================
Weighted average shares outstanding                                                     57,793,000             50,906,000
                                                                                =====================  =====================
Cash dividends declared, per share                                              $             0.12     $             0.10
                                                                                =====================  =====================

                  HCC Insurance Holdings, Inc. and Subsidiaries

                                    --------

                  Condensed Consolidated Statements of Earnings

                                   (Unaudited)

                                   --------

                                                                                      For the three months ended June 30,
                                                                                         2001                   2000
                                                                                ---------------------  ---------------------
REVENUE

Net earned premium                                                              $       83,688,000     $       71,654,000
Management fees                                                                         13,885,000             24,548,000
Commission income                                                                       10,151,000             10,863,000
Net investment income                                                                    9,876,000              9,946,000
Net realized investment gain (loss)                                                        464,000             (3,969,000)
Other operating income                                                                   2,492,000              7,905,000
                                                                                ---------------------  ---------------------

      Total revenue                                                                    120,556,000            120,947,000

EXPENSE

Loss and loss adjustment expense                                                        48,427,000             53,132,000

Operating expense:
   Policy acquisition costs, net                                                         7,979,000              6,181,000
   Compensation expense                                                                 16,847,000             21,092,000
   Other operating expense                                                              13,125,000             13,891,000
                                                                                ---------------------  ---------------------
      Net operating expense                                                             37,951,000             41,164,000

Interest expense                                                                         1,814,000              5,315,000
                                                                                ---------------------  ---------------------

      Total expense                                                                     88,192,000             99,611,000
                                                                                ---------------------  ---------------------

      Earnings before income tax provision                                              32,364,000             21,336,000

Income tax provision                                                                    12,106,000              8,156,000
                                                                                ---------------------  ---------------------

     NET EARNINGS                                                               $       20,258,000     $       13,180,000
                                                                                =====================  =====================

BASIC EARNINGS PER SHARE DATA:

Earnings per share                                                              $             0.34     $             0.26
                                                                                =====================  =====================
Weighted average shares outstanding                                                     58,998,000             50,525,000
                                                                                =====================  =====================
DILUTED EARNINGS PER SHARE DATA:

Earnings per share                                                              $             0.34     $             0.26
                                                                                =====================  =====================
Weighted average shares outstanding                                                     60,470,000             51,083,000
                                                                                =====================  =====================
Cash dividends declared, per share                                              $             0.06     $             0.05
                                                                                =====================  =====================





                  HCC Insurance Holdings, Inc. and Subsidiaries

                                    --------

                 Condensed Consolidated Statements of Cash Flows

                                   (Unaudited)

                                    --------

                                                                                   For the six months ended June 30,
                                                                                       2001                  2000
                                                                                -----------------     -----------------
Cash flows from operating activities:
  Net earnings                                                                  $      35,436,000     $      24,571,000
  Adjustments to reconcile net earnings to net
    cash provided by operating activities:
      Change in premium, claims and other receivables                                 (51,749,000)           24,845,000
      Change in reinsurance recoverables                                              (53,411,000)           (8,003,000)
      Change in ceded unearned premium                                                  4,625,000            (1,763,000)
      Change in loss and loss adjustment expense payable                               57,267,000            28,191,000
      Change in reinsurance balances payable                                          (23,021,000)           (2,071,000)
      Change in unearned premium                                                       15,279,000            12,353,000
      Change in premium and claims payable, net of restricted cash                     22,156,000           (21,545,000)
      Change in accounts payable and accrued liabilities                               (3,622,000)          (21,648,000)
      Net realized investment loss                                                        360,000             4,372,000
      Gains on sales of other operating investments                                          --              (2,951,000)
      Depreciation and amortization expense                                             9,299,000             9,199,000
      Other, net                                                                        3,917,000             5,864,000
                                                                                -----------------     -----------------
         Cash provided by operating activities                                         16,536,000            51,414,000

Cash flows from investing activities:
  Sales of fixed income securities                                                     71,128,000            32,085,000
  Maturity or call of fixed income securities                                          20,654,000            23,747,000
  Sales of equity securities                                                            2,471,000             6,538,000
  Dispositions of other operating investments                                                --              20,503,000
  Change in short-term investments                                                     21,761,000           (49,544,000)
  Cash paid for companies acquired, net of cash received                                     --              (9,880,000)
  Cost of securities acquired                                                        (135,512,000)          (87,061,000)
  Purchases of property and equipment and other, net                                   (2,991,000)           (3,660,000)
                                                                                -----------------     -----------------
      Cash used by investing activities                                               (22,489,000)          (67,272,000)

Cash flows from financing activities:
  Proceeds from notes payable                                                                --              24,000,000
  Sale of common stock,  net of costs                                                 161,837,000             3,188,000
  Payments on notes payable                                                          (158,500,000)          (23,000,000)
  Dividends paid                                                                       (7,077,000)           (4,903,000)
                                                                                -----------------     -----------------
      Cash  used by financing activities                                               (3,740,000)             (715,000)
                                                                                -----------------     -----------------

      Net change in cash                                                               (9,693,000)          (16,573,000)

      Cash at beginning of period                                                      13,991,000            26,825,000
                                                                                -----------------     -----------------

      CASH AT END OF PERIOD                                                     $       4,298,000     $      10,252,000
                                                                                =================     =================

                          HCC INSURANCE HOLDINGS, INC.
                       INSURANCE COMPANY WRITTEN PREMIUM
                                 JUNE 30, 2001
                                ($ IN THOUSANDS)


                                 2ND QTR         2ND QTR          CHANGE
                                   2001            2000             %
                               -----------     -----------      ----------
GROSS WRITTEN

Accident & Health                $ 64,356       $ 52,788              22 %
Aviation                           58,323         63,245              (8)
Marine & Offshore Energy           10,342          7,843              32
Medical Stop-Loss                 105,220         90,327              16
Property                           31,468         12,920             144
Workers' Compensation              16,567         17,936              (8)
Other                               8,218         19,081             (57)
                                 --------       --------         ---------
                                 $294,494       $264,140              11 %
                                 ========       ========         =========

NET WRITTEN

Accident & Health                $ 13,943       $ 16,778             (17)%
Aviation                           29,963         23,770              26
Marine & Offshore Energy            5,529          3,210              72
Medical Stop-Loss                  34,825         26,067              34
Property                            5,361          2,785              92
Workers' Compensation              14,345          7,344              95
Other                               1,618          1,966             (18)
                                 --------       --------         ---------
                                 $105,584       $ 81,920              29 %
                                 ========       ========         =========

NET EARNED PREMIUM

Accident & Health                $ 11,762       $ 16,518             (29)%
Aviation                           21,936         18,450              19
Marine & Offshore Energy            2,089          1,167              79
Medical Stop-Loss                  34,900         26,067              34
Property                            3,796          1,348             182
Workers' Compensation               7,496          6,049              24
Other                               1,709          2,055             (17)
                                 --------       --------         ---------
                                 $ 83,688       $ 71,654              17 %
                                 ========       ========         =========

                          HCC INSURANCE HOLDINGS, INC.
                       INSURANCE COMPANY WRITTEN PREMIUM
                                 JUNE 30, 2001
                                ($ IN THOUSANDS)

                                YTD                YTD            CHANGE
                                2001              2000              %
                              --------          --------        ----------
GROSS WRITTEN

Accident & Health             $108,424           $ 83,839             29 %
Aviation                        93,261            105,075            (11)
Marine & Offshore Energy        18,328             12,369             48
Medical Stop-Loss              211,606            170,797             24
Property                        43,924             33,985             29
Workers' Compensation           28,423             31,877            (11)
Other                           19,742             33,336            (41)
                              --------           --------          -------
                              $523,708           $471,278             11 %
                              ========           ========          =======

NET WRITTEN

Accident & Health             $ 23,572           $ 27,723            (15)%
Aviation                        48,228             36,521             32
Marine & Offshore Energy        10,016              5,357             87
Medical Stop-Loss               65,454             49,550             32
Property                         8,266              3,764            120
Workers' Compensation           18,090             12,613             43
Other                            4,463              7,052            (37)
                              --------           --------          -------
                              $178,089           $142,580             25 %
                              ========           ========          =======

NET EARNED PREMIUM

Accident & Health             $ 21,170           $ 26,668            (21)%
Aviation                        42,278             36,415             16
Marine & Offshore Energy         3,934              3,102             27
Medical Stop-Loss               65,604             49,550             32
Property                         6,687              2,519            165
Workers' Compensation           11,733              9,509             23
Other                            4,203              7,247            (42)
                              --------           --------          -------
                              $155,609           $135,010             15 %
                              ========           ========          =======

                          HCC INSURANCE HOLDINGS, INC.
                       INSURANCE COMPANY WRITTEN PREMIUM
                                 JUNE 30, 2001
                                ($ IN THOUSANDS)


                            YEAR TO DATE      FULL YEAR       FULL YEAR      FULL YEAR
                                2001             2000            1999           1998
                            ------------     -----------     -----------    -----------
GROSS WRITTEN

Accident & Health             $108,424        $177,808        $148,401        $109,797
Aviation                        93,261         191,089         210,029         203,573
Marine/Offshore Energy          18,328          26,102          18,694          34,941
Medical Stop-Loss              211,606         368,450          69,258           7,046
Property                        43,924          53,275          63,309         106,515
Workers' Compensation           28,423          65,778          37,065          13,948
Other                           19,742          84,955          21,575          22,456
                              --------        --------        --------        --------
                              $523,708        $967,457        $568,331        $498,276
                              ========        ========        ========        ========

NET WRITTEN

Accident & Health             $ 23,572        $ 47,303        $ 28,567        $ 35,379
Aviation                        48,228          79,794          68,513          53,030
Marine & Offshore Energy        10,016           8,435           6,616           7,978
Medical Stop-Loss               65,454         100,353          20,332           3,415
Property                         8,266          10,015           2,945           8,356
Workers' Compensation           18,090          23,249           9,831           5,629
Other                            4,463          14,639           3,120           8,096
                              --------        --------        --------        --------
                              $178,089        $283,788        $139,924        $121,883
                              ========        ========        ========        ========

NET EARNED PREMIUM

Accident & Health             $ 21,170        $ 47,605        $ 30,587        $ 38,280
Aviation                        42,278          73,695          62,784          65,258
Marine & Offshore Energy         3,934           5,624           8,794          12,737
Medical Stop-Loss               65,604         100,053          20,332           3,415
Property                         6,687           6,312           3,985           8,997
Workers' Compensation           11,733          19,767          11,284           6,335
Other                            4,203          14,591           3,596           8,078
                              --------        --------        --------        --------
                              $155,609        $267,647        $141,362        $143,100
                              ========        ========        ========        ========

                          HCC INSURANCE HOLDINGS, INC.
                        CONSOLIDATED INSURANCE COMPANIES
                               GROSS LOSS RATIOS
                                 JUNE 30, 2001
                                ($ IN THOUSANDS)

                                Year to Date           Full Year            Full Year             Full Year
                                    2001                  2000                1999                  1998
                            Gross Earned  Loss    Gross Earned   Loss   Gross Earned  Loss    Gross Earned  Loss
       Line of Business       Premium     Ratio     Premium      Ratio    Premium     Ratio     Premium     Ratio
------------------------------------------------ --------------------- --------------------- --------------------
Accident & Health            $ 96,063      77%    $179,051        95%  $150,738        85%   $110,001         83%

Aviation                       90,345      59      197,086        74    209,604        92     188,212         86

Marine & Offshore Energy       13,361     641*      24,382        81     19,438       331      29,930        104

Medical Stop-Loss             211,755      66      368,150        70     69,258        92       7,046         70

Property                       33,985      87       62,504        80     88,178       227      89,968        206

Workers' Compensation          30,417      81       60,073        65     29,701        74       7,864         85

Other                          30,212      83       83,349       108     21,316        67      20,054         72
                             ------------------- --------------------- --------------------- ---------------------
Total                        $506,138      85%**  $974,595        79%  $588,233       117%   $453,075        109%
                             =================== ===================== ===================== =====================

* Marine & Offshore Energy includes the Petrobras loss of $55.0 million. Without the Petrobras loss, the marine & offshore energy gross loss ratio would be 228%
** Total includes the Petrobras loss. Without the Petrobras loss, the total gross loss ratio would be 74% (YTD)

                          HCC INSURANCE HOLDINGS, INC.
         OPERATING EARNINGS (AMOUNTS IN 000'S EXCEPT PER SHARE AMOUNTS)
                                 JUNE 30, 2001


                            Year to Date     Full Year      Full Year      Full Year      Full Year
                                2001           2000           1999           1998           1997
                            =======================================================================
GAAP Net Income               $ 35,436       $ 55,468       $ 26,572       $ 73,110       $ 50,083
                            =======================================================================

Wtd Avg Shares O/S              57,793         51,619         50,646         49,933         49,206
                            =======================================================================

Earnings per Share            $   0.61       $   1.07       $   0.52       $   1.46       $   1.02
                            =======================================================================

PRO FORMA ADJUSTMENTS

Merger Expenses               $     --       $     --       $     --       $    107       $  8,069
Income Tax                           0              0              0              0           (845)
                            -----------------------------------------------------------------------

Total Pro forma Adjs                 0              0              0            107          7,224
Reported Net Income             35,436         55,468         26,572         73,110         50,083
                            -----------------------------------------------------------------------

Pro forma Net Income          $ 35,436       $ 55,468       $ 26,572       $ 73,217       $ 57,307
                            =======================================================================

Pro forma EPS                 $   0.61       $   1.07       $   0.52       $   1.47       $   1.16
                            =======================================================================

OPERATING ADJUSTMENTS

SAB 101                              0          3,348              0              0              0
Merger Expense - Schanen           176              0              0              0              0
Restructuring / Other              596          5,154         48,951              0         10,000
Realized (gain)/loss               360          5,321          4,164           (845)           328
Income Tax                        (334)        (5,012)       (18,848)           296         (3,615)
                            -----------------------------------------------------------------------
Total Operating Adjs               798          8,811         34,267           (549)         6,713
Pro forma Net Income            35,436         55,468         26,572         73,217         57,307
                            -----------------------------------------------------------------------
Operating Income              $ 36,234       $ 64,279       $ 60,839       $ 72,668       $ 64,020
                            =======================================================================
Operating EPS                 $   0.63       $   1.25       $   1.20       $   1.46       $   1.30
                            =======================================================================

                          HCC INSURANCE HOLDINGS, INC.
                            SUPPLEMENTAL INFORMATION
                                 JUNE 30, 2001


                                        QTD           QTD             YTD              YTD
                                      6/30/01       6/30/00         6/30/01          6/30/00
                                      -------       -------         -------          --------

GAAP Los Ratio .................        57.9%        74.2%            62.3%             75.5%
GAAP Exp Ratio .................        26.5%        20.5%            27.7              23.6%
                                     -------     --------         --------          --------
GAAP Combined Ratio ............        84.4%        94.7%            90.0%             99.1%

Statutory Loss Ratio ...........           *         76.4%               *              72.3%
Statutory Exp Ratio  ...........           *         26.6%               *              28.6%
                                     -------     --------         --------          --------
Statutory Combined Ratio .......           *        101.2%               *             100.9%

Paid Loss & LAE ................     $49,480     $ 50,820          $99,715          $106,522
Change in Reserves .............      (1,053)       2,312           (2,746)           (4,581)
                                     -------     --------         --------          --------
=Incurred L+LAE ................     $48,427     $ 53,132          $96,969          $101,941

                                           As of         As of          As of
                                          6/30/01       3/31/01       12/31/00
                                          -------       -------       --------

Gross Reserves ................          $1,001,384    $990,722       $944,117
Net Reserves  .................             247,126     248,179        249,872

GAAP Equity by Insurance Company

Houston Casualty Co. ..........            $329,825    $321,747       $317,381
Avemco Insurance Co. ..........             110,581     105,051         98,724
US Specialty Insurance Co. ....             117,385     118,380        116,937
HCC Re ........................               4,461       4,134          3,995
HCC Life ......................              83,194      83,323         80,259
CIC/USFIC .....................              39,537      40,184         39,553
NIU ...........................               5,561       5,522          5,154
Eliminations ..................            (240,116)   (241,911)      (236,749)
                                           --------    --------       --------
HCC Total .....................            $450,428    $436,430       $425,254

Statutory Surplus by Insurance Company

Houston Casualty Co. ..........                   *    $228,601       $231,165
Avemco Insurance Co. ..........                   *      93,920         85,948
US Specialty Insurance Co. ....                   *     105,704        106,056
HCC Re ........................                   *       4,134          3,995
HCC Life ......................                   *      62,907         63,311
CIC/USFIC .....................                   *      39,266         38,812
NIU ...........................                   *       5,168          5,141
Eliminations ..................                   *    (207,877)      (208,179)
                                           --------    --------       --------
HCC Total .....................                   *    $331,823       $326,249

All $ in thousands.

* Statutory information to follow.

                          HCC INSURANCE HOLDINGS, INC.
                      UNDERWRITING AGENCY MANAGEMENT FEES
                                 JUNE 30, 2001

                                           YEAR TO DATE     FULL YEAR       FULL YEAR       FULL YEAR
                                               2001            2000            1999           1998
                                           ------------     ----------      ----------      ---------
      LINE OF BUSINESS
----------------------------
           HCCA              (1)               333,660       6,765,035       9,588,893      11,222,985
           HCCB                             15,749,465      44,730,918      28,319,354      24,454,702
          HCCES              (1)             2,229,285      15,372,094      18,998,248       9,953,752
          LDG Re                            10,184,755      24,988,665      28,320,550      22,265,814
     LDG Re - London         (1)             1,185,260       3,120,779       3,105,547       3,054,875
          Other                                (47,298)      1,080,800       2,380,710       3,092,716
                                           -----------------------------------------------------------
   TOTAL MANAGEMENT FEES                    29,635,127      96,058,291      90,713,302      74,044,844
                                           ===========================================================

                             (1) In run-off as these agencies were combined with insurance company operations January 1, 2001.

                          HCC INSURANCE HOLDINGS, INC.
                        CONSOLIDATED INSURANCE COMPANIES
                                NET LOSS RATIOS
                                 JUNE 30, 2001
                                ($ IN THOUSANDS)

                                       Year to Date                  Full Year                 Full Year           Full Year
                                            2001                        2000                      1999              1998
                                  Net Earned      Loss       Net Earned      Loss       Net Earned     Loss     Net Earned   Loss
    Line of Business              Premium         Ratio      Premium         Ratio      Premium        Ratio    Premium      Ratio
----------------------------    -------------------------  -------------------------  ------------------------  -------------------

Accident & Health                 $ 21,170     78%          $ 47,605           83%     $ 30,587          68%     $ 38,280      61%

Aviation                            42,278     57             73,695           70        62,784          76        65,258      62

Marine & Offshore Energy             3,934     10              5,624           77         8,794         104        12,737      13

Medical Stop-Loss                   65,604     64            100,053           73        20,332          84         3,415      75

Property                             6,687     39              6,312           66         3,986         191         8,997     199

Workers' Compensation               11,733     74             19,767           45        11,284          66         6,335      73

Other                                4,203     72             14,591          113         3,595          -2         8,078      18
                                  -----------------------  -------------------------  -------------------------- -----------------
Total                             $155,609     62%          $267,647           74%     $141,362          78%     $143,100      64%
                                  =======================  =========================  ========================== =================